SEVENTH AMENDMENT TO CREDIT AGREEMENT

     This Amendment, dated as of September 29, 2000 (this "Amendment") is entered into by and among Mynd Corporation (formerly known as Policy Management Systems Corporation), a South Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower parties hereto (the "Guarantors"), the financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Guarantors, the Agent and the Banks are parties to a Credit Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, as amended by a Second Amendment to Credit Agreement dated as of February 10, 2000, as amended by a Third Amendment to Credit Agreement dated as of March 30, 2000, as amended by a Fourth Amendment to Credit Agreement dated as of April 24, 2000, as amended by a Consent, Waiver and Fifth Amendment to Credit Agreement dated as of July 14, 2000 and as further amended by a Sixth Amendment to Credit Agreement dated as of August 10, 2000, (the "Credit Agreement") pursuant to which the Banks extended a revolving facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Borrower has requested that the Banks modify certain provisions of the Credit Agreement and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------
     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.   AMENDMENTS
     ----------

     1. Amendment to Section 1.1(a). The following  definitions are hereby added
        --------------------------
     to Section 1.1(a) in the appropriate alphabetical order:

          "Availability" means, at any time (a) the Borrowing Base minus (b) the
           ------------
          Committed Loans outstanding as of such date.

          "Operating  Account" means any bank or other account maintained by the
           -----------------
          Borrower which receives proceeds, payment, receipts or other deposits.

          "Wachovia Operating Account" means the Operating Account, with account
           -------------------------
          no. 320520166 maintained by Wachovia Bank, N.A. for the benefit of the Borrower .

     2. Amendment to Section 2.1.  Section 2.1 of the Credit Agreement is hereby
        ------------------------
     amended by deleting the amount "$5,000,000" and replacing it with the amount "$1,000,000".

     3.  Amendment  to Section  5.12.  Section  5.12 of the Credit  Agreement is
         ---------------------------
     hereby amended and restated in its entirety to read as follows:

          Minimum  Consolidated  Tangible Net Worth.  At any date,  Consolidated
          -----------------------------------------
          Tangible Net Worth will not be less than (i) $126,718,000 until October 30, 2000 and $196,718,000 on October 31, 2000 and thereafter plus on an annual basis (ii) beginning with the fiscal year beginning January 1, 1999, 50% of Consolidated Net Income, if positive. There shall be excluded from the calculation of Consolidated Tangible Net Worth (i) all acquisition related charges of intangibles and any amounts that have been expended to repurchase shares of the Borrower's common stock, in each case, since August 8, 1997 and (ii) fees and expenses paid in connection with the termination of the merger agreement with Welsh, Carson, Anderson & Stowe and accrued by the Borrower on its income statement in accordance with GAAP in an amount not to exceed $24,000,000.

     4.   Amendment to Section 5.21.  Section 5.21 of the Credit Agreement is
          --------------------------
     hereby amended and restated in its entirety to read as follows:

          Property Acquisition Costs and Capitalized Software Costs. The Borrower will not permit the sum of Property Acquisition Costs and Capitalized Software Costs for (a) fiscal year 2000 to exceed $75,000,000 and (b) fiscal year 2001 to exceed $50,000,000.

     5.   Amendment to Section 5.22.  Section 5.22 of the Credit Agreement is
          -------------------------
     hereby amended and restated in its entirety to read as follows:

          Consolidated  Adjusted Cash Flow. The Borrower will cause Consolidated
          --------------------------------
          Adjusted Cash Flow minus Capital  Expenditures  to equal or exceed the
                             -----
          following amounts for the quarterly period ending on each of the following dates: (i) March 31, 2000, ($2,000,000), (ii) June 30, 2000,
          $10,000,000,  and (iii)  September  30, 2000,  $10,000,000,  provided,
                                                                       --------
          however that for the purposes of either (ii) or (iii) above, such calculation shall exclude fees and expenses paid in connection with the termination of the merger agreement with Welsh, Carson, Anderson & Stowe and accrued by the Borrower on its income statement in accordance with GAAP in an aggregate amount not to exceed $24,000,000 and for the purposes of (iii) above, such calculation shall also exclude one-time nonrecurring fees and expenses incurred in connection with severance payments and headcount reduction incurred in the quarter ending September 30, 2000 in an aggregate amount not to exceed $10,000,000.

     6.  Addition of New Section 5.23. A new Section 5.23 is hereby added as
         ----------------------------
     follows:

          Section  5.23     External  Syndicate  Advisor.
                             -----------------------------

               Upon request by the Agent, the Borrower shall and shall cause each of its Subsidiaries to provide such information and assistance to an external advisor (the "Syndicate Advisor"), such advisor to be selected by the Agent and the fees and expenses of which shall be paid by the Borrower. The scope of the investigation of the Syndicate Advisor shall be determined by the Agent and shall include, but not be limited to, a determination of sustainable free cash flow, a full review of accounts receivable and debt capacity of the Borrower. The Syndicate Advisor shall agree to be bound by the confidentiality provisions set forth in Section 10.11 hereof.

     7.    Addition of New Section 5.24. A new Section 5.24 is hereby added as
           -----------------------
     follows:

          Section 5.24 Additional Information; Bank Meeting
                       ------------------------------------

               In the event of the termination of the Agreement and Plan of Merger dated as of June 20, 2000 by and among the Borrower, Computer Sciences Corporation and Patriot Acquisition Corp., the Agent shall have the right to request, and the Borrower shall be obligated under all circumstances to comply with such request, (a) a bank meeting to be scheduled as soon as reasonably possible, the scope of such bank meeting shall include, but not be limited to (i) updates on the Borrower's internal budgets, (ii) contingency plans of the Borrower,
          (iii) information relating to the Hart-Scott-Rodino antitrust approval process and (iv) other matters as may be reasonably requested by the Agent or any Bank and (b) any additional information, reporting or otherwise, relating to the Borrower, in the reasonable discretion of the Agent.

   8.    Addition of New Section  5.25.  A new Section  5.25 is hereby  added as
         -----------------------------
follows:

          Section  5.25     Availability
                            ------------

               The  Borrower  will  maintain   Availability  of  not  less  than
          $5,000,000 at all times; provided, however, that in the event of the termination of the Agreement and Plan of Merger dated as of June 20, 2000 by and among the Borrower, Computer Sciences Corporation and Patriot Acquisition Corp., the minimum Availability required hereunder shall be reduced to $0.

   9.    Addition of New Section  5.26.  A new Section  5.26 is hereby  added as
         -----------------------------
    follows:

          Section  5.26     Operating  Accounts.
                            --------------------

               (a) All of the Operating Accounts of the Borrower maintained with any of the Banks are set forth on Schedule 5.26 hereto. The Borrower shall not close and/or move any Operating Account set forth on
          Schedule 5.26 to an Operating Account maintained with another bank or other financial institution that is not a Bank hereunder; and

               (b) The Borrower shall be required, on each Business Day, to wire the Daily Net Amount (as defined herein) of the Wachovia Operating Account to the Agent, for the benefit of the Banks, by no later than the close of business on such day. For purposes hereof, "Daily Net
                                                                       ---------
          Amount" means the sum of (i) the total amount of funds in the Wachovia
          ------
          Operating  Account as of such day less (ii)  disbursements  to be made
                                            ----
          that Business Day and less (iii) $250,000,  which shall be the minimum balance to be  maintained  in the  Wachovia  Operating  Account at all
                                                                             ---
          times, which sum shall be rounded down to the nearest $50,000 increment. The Borrower shall notify the Agent by no later than 10:30 A.M. (Charlotte time) of the Daily Net Amount which shall be wired by the end of that Business Day to the Agent for the benefit of the Banks to reduce the outstanding Committed Loans.

B.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     The Borrower and the Guarantors hereby represent and warrant to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Borrower and the Guarantors of this Amendment have been duly authorized by all necessary corporate action.

C.   EFFECTIVENESS;  CONDITIONS
     --------------------------

     This Amendment will become effective as of September 30, 2000 upon execution by the Required Banks (the "Effective Date"). The Borrower shall provide to the Agent in form and substance satisfactory to the Agent, the following:

     1.     Execution  of  Counterparts  of  Amendment.  The  Agent  shall  have
            ------------------------------------------
received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors (other than Policy Management Systems Investments, Inc., whose executed counterpart shall not be required to be delivered to the Agent until October 11, 2000), the Banks and the Agent.

     2.     Amendment  Fee. The Borrower shall have paid an amendment fee to the
            --------------
Agent for the account of the consenting Banks equal to 0.10% of the Commitments in accordance with their Pro Rata Share; provided, however, that for the purposes hereof, "consenting Banks" shall include all such Banks that consent to the Amendment on or before October 11, 2000.

     3.     Other  Fees. The  Borrower  shall  have  paid to the Agent all other
            -----------
fees  due  and  payable  to  the  Agent  as  agreed  to  by the Borrower.

     4.     Other  Items.  The Agent  shall  have received such other documents,
            ------------
agreements  or  information which may be reasonably requested by the Agent.

D.     MISCELLANEOUS
       -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.


BORROWER:                  MYND  CORPORATION
                           (formerly  known  as  Policy  Management  Systems
                           Corporation)

                           By:  /S/  Stephen  G.  Morrison
                                --------------------------
                           Title:
                                --------------------------


GUARANTORS:
                           MYND  CORPORATION  F/K/A  CYBERTEK
                             CORPORATION
                           MYND  INTERNATIONAL,  LTD.
                           MYND  PARTNERS, L.P. F/K/A CYBERTEK SOLUTIONS,  L.P.
                              By:  POLICY  MANAGEMENT
                              SYSTEMS  CORPORATION,  its  General  Partner
                              MYND  CORPORATION  F/K/A  DORN
                           TECHNOLOGY  GROUP,  INC.
                           MYND  CORPORATION  F/K/A  THE
                              LEVERAGE  GROUP,  INC.
                           SOFTWARE  SERVICES  HOLDING,  INC.


                      By:     /S/  Stephen  G.  Morrison
                              ---------------------------
                      Title:  ___________________________

                                    POLICY  MANAGEMENT  SYSTEMS
                                       INVESTMENTS,  INC.


                                    By: /S/  Elizabeth  D.  Powers
                                        ---------------------------
                                    Title:  President
                                        ---------------------------

BANKS:                              BANK  OF  AMERICA,  N.A.



                                    By:/S/  John  E.  Williams
                                       -----------------------
                                    Title:   Managing  Director
                                           --------------------



                                    WACHOVIA  BANK,  N.A.

                                    By:/S/  Donald  E.  Sellers,  Jr.
                                       ------------------------------
                                    Title:  Senior  Vice  President
                                           ------------------------


                                    FIRST  UNION  NATIONAL  BANK

                                    By:/S/  Franklin  M.  Wesssinger
                                       -----------------------------
                                    Title:  Senior  Vice  President
                                            ------------------------

                                    DEUTSCHE  BANK  AG,  NEW  YORK
                                    BRANCH  AND/OR  CAYMAN  ISLANDS
                                    BRANCH


                                    By:  /S/ David G. Dickinson, Jr.
                                        ---------------------------
                                    Title: Vice  President
                                        ---------------------------


                                    By: /S/  Sherry  L.  Paynter
                                        ---------------------------
                                    Title:  Vice  President
                                        ---------------------------


                                    DAI-ICHI  KANGYO  BANK,  LTD.


                                    By:  /S/  Nelson  J.  Chang
                                        ---------------------------
                                    Title:  Vice  President
                                        ---------------------------


                                    THE  FUJI  BANK,  LIMITED


                                    By:
                                        ---------------------------
                                    Title:
                                        ---------------------------

                                  SCHEDULE 5.26
                                  -------------
                           Operating Accounts at Banks


Wachovia  Accounts:

3205  2016  6     Policy  Management  Systems  Corporation
3205  2008  3     Policy  Management  Systems  Corporation
1868  064291      Policy  Management  Systems  Corporation
3205  2011  7     Policy  Management  Systems  Corporation

                           FIRST UNION NATIONAL BANK*

2010000061846     Policy  Management  Systems  Corporation

*Does  not  include  accounts  held  by  PMSC  for  customer/employee  funds